UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF DELAWARE
In re THQ Inc.    Case No. 12-13398
    Reporting Period: 4/30/2013
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes		Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor        Date

Signature of Joint Debtor        Date
/s/ Edward L. Kaufman        6/25/13
Signature of Authorized Individual        Date
Edward L. Kaufman        President
Printed Name of Authorized Individual        Title of Authorized Individual

___________________
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member of debtor is a limited liability company.

1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: THQ INC., et al., Debtors.[1]	x : : : : : : : x	Chapter 11 Case No. 12-13398 (MFW) Jointly Administered
CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, President of the above-captioned debtors and debtors in possession (the “Debtors”), hereby certify as follows:

1.
Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors’ cash management system, as authorized by the Court [D.I. 36], and ordinary course accounting practices.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.
Dated: June 25, 2013
/s/ Edward L. Kaufman
Edward L. Kaufman
President

_________________________
1 The Debtors in these chapter 11 cases and the last four digits of each Debtor's taxpayer identification number are as follows: THQ Inc. (1686); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless, Inc. (7991); Volition, Inc. (4944); and Vigil Games, Inc. (8651). The Debtors' principal offices are located at 29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc.    Case No. 12-13398
        Reporting Period 4/30/2013
THQ Inc.
Cash Receipts and Disbursements Reconciliation
Activity from 4/1/30 to 4/30/2013

			4/30/2013		Cash at Beginning of Period		60,945,416
Co10-U QB - USD		THQ Inc. Company 0010	Vigil Company 0015	Volition Company 0050	Wireless	Phoenix	Cumulative
RECEIPTS:
A	Cash Receipts	$8,513,624	-	-	-	-	$8,513,624
DISBURSEMENTS:
B	NA Payroll/Benefits/Severance	(410,909)	-	-	-	-	(410,909)
C	NA Product Cost	(19,863)	-	-	-	-	(19,863)
D	All Other Licensing Cost	-	-	-	-	-	-
E	Marketing/Selling	-	-	-	-	-	-
F	PD (Milestones & Outsourcing)	-	-	-	-	-	-
G	All Other NA	(1,772,708)	-	-	-	-	(1,772,708)
H	Non-recurring Transaction Costs	-	-	-	-	-	-
I	Debt Service	-	-	-	-	-	-
J	Professional Fees	(2,210,912)	-	-	-	-	(2,210,912)
K	U.S. Trustee Quarterly Fees	(43,650)	-	-	-	-	(43,650)
L	Court Costs	-	-	-	-	-	-
Total Disbursements		(4,458,042)	-	-	-	-	(4,458,042)

Net Cash Flow		$4,055,582	$ -	$ -	$ -	$ -	$4,055,582

					Cash at End of Period		65,000,998

Note:
Given the new fiscal year and given the transition to a new accounting system, THQ has adjusted its fiscal month end to match the calendar month end. Since the last day of the fiscal year ended March 30, 2013 (and March 31, 2013 was a non-business day), there is no duplication or any unaccounted transactions reported.

In re THQ Inc    Case No. 12-13398
    Reporting Period 4/30/2013
THQ INC.
Cash Summary
April 30, 2013

G/L #	Bank Account #	Account Description	Beginning Balance 3/30/2013	Ending Balance 4/30/2013

1101	4710	Union Bank of California – Main	6,483,400	7,398,392
1105	9337	Union Bank of California – Disbursements	(205,727)	(166,803)
1102	320	Union Bank of California – Video Production	10,140	10,140
1103	1629	Union Bank of California – Settlement	1,733,617	4,482,736
1104	8775	Union Bank of California – Main	194	330
1106	4729	Union Bank of California – Payroll	(2,386)	(2,442)
1109	215	Union Bank of California – Money Market	51,968,935	121,039
1110	1092	Union Bank of California – Online Gaming	100	100
1107	2735	Union Bank of California – Utility Account	69,359	69,365
1108	1734	Union Bank of California – DIP Reserve	751,971	751,927
	8589	Union Bank of California – THQ Wireless Inc.	-	-
1111	1202	Bank of America – Lockbox	47,876	47,539
1112	1006	JP Morgan	87,936	87,936
1150	886	UBIS T-Bills	-	52,200,739

		TOTAL CASH COMPANY 10 – USD	60,945,416	65,000,998

Note: Treasury bill holdings included as part of cash.

In re THQ Inc    Case No. 12-13398
    Reporting Period: 4/30/2013

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year To Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Andrews Kurth LLP	January 3 to January 2013	355,230	THQ Inc.	Wire	3/15/2013	-	-	345,756	9,474
Great American Group	January 2013	7,500	THQ Inc.	2005002	3/20/2013	-	-	7,500	-
Gibson, Dunn & Crutcher LLP	March 1 to March 31, 2013	290,786	THQ Inc.	Wire	4/29/2013	284,170	6,616	1,572,434	33,385
Centerview Partners, LLC	February 1 to February 28, 2013	200,505	THQ Inc.	Wire	4/11/2013	200,000	505	1,900,000	16,868
Houlihan Lokey Capital, Inc.	February 1 to February 28, 2013	82,979	THQ Inc.	200632	4/9/2013	82,028	951	194,286	26,940
Young Conaway Stargatt Taylor LLP	December 19 to December 31, 2013	36,582	THQ Inc.	Wire	4/29/2013	34,981	1,601	327,711	33,892
Young Conaway Stargatt Taylor LLP	February 1 to February 28, 2013	65,992	THQ Inc.	Wire	4/29/2013	56,985	9,007	NA	NA
Landis Rath & Cobb	January 3 to January 31, 2013	105,228	THQ Inc.	200591	4/8/2013	100,823	4,405	110,924	4,826
Landis Rath & Cobb	February 1 to February 28, 2013	10,523	THQ Inc.	200636	4/9/2013	10,101	421	NA	NA
Clearlake Capital Group	December 19, 2012 to February 28, 2013	724,338	THQ Inc.	Wire	4/9/2013	707,470	16,868	707,470	16,868
FTI Consulting	December 19, 2012 to February 28, 2013	678,004	THQ Inc.	Wire	4/29/2013	640,452	37,552	640,452	37,552
Miller Advertising Agency	Final confirmation hearing notice in NY Times 6/3/13	15,975	THQ Inc.	Wire	4/18/2013	15,975	-	15,975	-
						2,132,985	77,927	5,822,507	179,806

1:20PM
06/20/13
Accrual Basis
THQ, Inc
Profit & Loss
April 2013
In re THQ Inc    Case No.    12-13398
    Reporting Period    4/30/2013

Income
4100 – Sales
4105 – Digital	3,879,534.88
4110 – Physical	3,905,049.23
Total 4100 – Sales	7,784,584.11

Total Income	7,784,584.11

Expense
5100 – Sales Related Pmts
5110 – Royalties	63,539.81
5115 – COGS	3,728,780.28
Total 5100 – Sales Related Pmts	3,792,320.09

5200 – Employee
5210 – Comp & Benefits	373,698.90
5220 – Contractor	181,874.21
Total 5200 – Employee	555,573.11

5230 – US Trustee Fees	43,650.00
5240 – Professional Fees	2,075,971.11
5250 – Directors	3,000.00
5300 – Operating Expenses	418,919.88
5400 – Realized Gain/loss (Cash)	178,774.00
5500 – Non-cash accounts
5505 – Gain/Loss on Sale	(1,550,947.020)
5510 – Unrealized Gain/Loss	11,125.00
5515 – FX Gain/Loss	(719.250)
5520 – Amortization expense	507,298.80
5525 – Realized Gain/Loss (NonCash)	(17,865,435.090)
5530 – Depreciation expense	256,222.00

Total 5500 – Non-cash accounts	(18,642,455.560)
Total Expense	(11,574,247.370)
Net Income	19,358,831.48
Note: Of the $3.9 million digital sales in April, $1.3 million is related to the prior quarter and $1.4 million is related to THQ earned royalties for the Darksiders 2 Microsoft hardware bundle.

1:14PM
06/20/13
Accrual Basis
THQ, Inc
Balance Sheet
As of April 30, 2013
In re THQ Inc    Case No.    12-13398
    Reporting Period    4/30/2013

ASSETS
Current Assets
Checking/Savings
1100 – Cash
1101 – Union Bank x710	7,398,391.67
1102 – Union Bank x320	10,140.46
1103 – Union Bank x629	4,482,735.57
1104 – Union Bank x775	329.87
1105 – Union Bank x337 – Checks Issued	-166,803.10
1106 – Union Bank x729	-2,442.20
1107 – Union Bank x735	69,365.02
1108 – Union Bank x734	751,927.12
1109 – Union Bank x215	121,039.17
1110 – Union Bank x092	100.11
1111 – BOA Bank	47,538.97
1112 – JP Morgan Bank	87,935.93
Total 1100 - Cash	12,800,258.59

1150 – T Bills	52,200,739.00
Total Checking/Savings	65,000,997.59

Accounts Receivable
1200 – Accounts Receivable	19,821,324.14
Total Accounts Receivable	19,821,324.14

Other Current Assets
1205 – AR Deductions	-329,435.00
1210 – Other Receivables	834,615.15
1220 – TSA Receivable	70,549.10
1300 – Inventory	55,017.76
Total Other Current Assets	630,747.01

Total Current Assets	85,453,068.74

Fixed Assets
1600 – Fixed Assets	27,098,207.85
1700 – Acc Dep	-18,492,106.10
Total Fixed Assets	8,606,101.75

Other Assets
1500 – Software Dev	1,332,932.20
1520 – Prepaid	3,179,670.21
1800 – Inv in US Subs	766,644.27
1810 – Inv in For Subs	16,355,999.07
1820 – Issuance Costs	874,193.83
1830 – Deposits	237,805.62
1900 – IC	-30,422,539.78
Total Other Assets	-7,675,294.58

TOTAL ASSETS	86,383,875.91
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2110 – Accounts Payable	28,247,150.04
Total Accounts Payable	28,247,150.04

1:14PM
06/20/13
Accrual Basis
THQ, Inc
Balance Sheet
As of April 30, 2013

Other Current Liabilities
2111 – AP Clearing	22.19
2120 – AP Adjustments	-9,932,458.93
2130 – Held Deposits	220,000.00
2140 – Accrued Royalties	4,017,045.16
2150 – Taxes Withheld	-11,185.36
2200 – FSA	40,750.05
2300 – Accrued Expenses	1,329,973.65

2310 – PTO	1,369,385.48

2320 – Jakks	3,868,214.35
2330 – Deferred Rent	1,647,276.87
2350 – Interest Payable	2,916,666.81
2360 – Other Payable	250,000.00
2370 – Preorders	967,050.82
2380 – Codemasters	1,183,116.93

2400 – Accrued Inc Tax	-59,189.00
2600 – Convertible Notes	100,000,000.00
2650 – Deferred Comp	1,306,691.14
2700 – Payable Koch	8,047.76
2750 – Payable Take II	74,493.14
Total Other Current Liabilities	109,195,901.06
Total Current Liabilities	137,443,051.10
Total Liabilities	137,443,051.10
Equity
3000 – Common Stock	685,283.60
3100 – APIC	526,161,151.36
3150 – Stock Based Compensation	1,238,009.62
3200 – Retained Earnings	-658,908,504.15
3999 – Opening Balance Equity	60,406,052.90
Net Income	19,358,831.48
Total Equity	-51,059,175.19
TOTAL LIABILITIES & EQUITY	86,383,875.91

In re THQ Inc    Case No.    12-13398
    Reporting Period    4/30/2013

Balance Sheet – Vigil
** A/R Inter-Company	19,311,433-
*** Current Assets	19,311,433-
**** Total Assets	19,311,433-
** Accounts Payable	73,580
* Accrued Compensation	373,692
** Accrued Expenses	373,692
*** Current Liabilities	447,272
* Additional Paid in Capital	766,542
* Retained Earnings	14,851,826-
* Net Income (Loss)	5,673,422-
** Equity	19,758,705-
**** Total Liab & Equity	19,311,433-

In re THQ Inc    Case No.    12-13398
    Reporting Period    4/30/2013

Balance Sheet – Volition
** A/R Inter-Company	74,536,358-
* Prepaid Expenses	0-
* Other Current Assets
** Prepaid and Other Assets	0-
*** Current Assets	74,536,358-
**** Total Assets	74,536,358-
** Accounts Payable	834,024
* Accrued Liabilities
* Accrued Compensation
** Accrued Expenses
*** Current Liabilities	834,024
* Other Deferred Liabilities, Long Te
** Long Term Liab
* Common Stock	100
* Additional Paid in Capital	872,004
* Retained Earnings	66,836,136-
* Net Income (Loss)	9,406,351-
** Equity	75,370,383-
****Total Liab & Equity	74,536,358-

Liability Recap	Taxes Debited	Federal Income Tax	59,000.66
		Earned Income Credit Advances	.00
		Social Security – EE	15,882.15
		Social Security – ER	15,882.12
		Social Security Adj – EE	.00
		Medicare – EE	3,794.39
		Medicare – ER	3,794.39
		Medicare Adj – EE	.00
		Medicare Surtax – EE	.00
		Medicare Surtax Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	53.05
		State Income Tax	13,569.13
		State Unemployment Insurance – EE	.00
		State Unemployment/Disability Ins – ER	651.63
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	1,782.93
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		114,410.45
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		166,302.00		Total Liability
		Total Amount Debited From Your Account			280,712.45	280,712.45
	Bank Debits and Other Liability	Checks		3,633.77		284,346.22
		Adjustments/Prepay/Voids		2,442.20-		281,904.02
	Taxes – Your Responsibility	None This Payroll					Includes Adjustments that are your responsibility
						281,904.02

ADP Statistical Summary Recap	THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch : Quarter Number : Service Center :	5246 2 070	Period Ending : Pay Date : Current Date :	04/06/2013 04/05/2013 04/02/2013	Week 14 Page 1

Net Pay	Checks					3,633.77
	Direct Deposits					166,302.00
	Subtotal Net Pay						169,935.77
	Adjustments					2,442.20-
	Total Net Pay Liability (Net Cash)						167,493.57
Taxes			You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax				59,000.66
	Earned Income Credit Advances
	Social Security				15,882.15	15,882.12
	Medicare				3,794.39	3,794.39
	Medicare Surtax
	Federal Unemployment Tax					53.05
	Subtotal Federal				78,677.20	19,729.56	98,406.76
	Cobra Premium Assistance Payments
	Total Federal				78,677.20	19,729.56	98,406.76
State	AZ State Income Tax				292.13
	AZ State Unemployment/Disability	Ins-ER 2.1400
	Subtotal AZ				292.13		292.13
	CA State Income Tax				12,743.00
	CA State Unemployment/Disability	Ins-ER 6.2000				250.80
	CA State Disability Insurance-EE				1,782.93
	Subtotal CA				14,525.93	250.80	14,776.73
	IL State Income Tax				534.00
	IL State Unemployment/Disability	Ins-ER 8.9500
	Subtotal IL				534.00		534.00
	TX State Unemployment/Disability	Ins-ER 4.8600				234.50
	Subtotal TX					234.50	234.00
	WA State Unemployment/Disability	Ins-ER 5.8400				166.33
	Subtotal WA					166.33	166.33
	Total Taxes		.00	.00	94,029.26	20,381.19	114,410.45
	Amount ADP Debited From Account XXXXXX4729 Trans/ABA XXXXXXXXX							114,410.45	Excludes Taxes That Are Your Responsibility
Other Transfers	ADP Direct Deposit			166,302.00					53 Employee Transactions
	Amount ADP Debited From Account XXXXXX4729 Trans/ABA XXXXXXXXX							166,302.00
Total Amount ADP Debited From Your Accounts								280,712.45

ADP Statistical Summary Recap	THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch : Quarter Number : Service Center :	5246 2 070	Period Ending : Pay Date : Current Date :	04/06/2013 04/05/2013 04/02/2013	Week 14 Page 2

Liability Recap	Taxes Debited	Federal Income Tax	27,728.19
		Earned Income Credit Advances	.00
		Social Security – EE	6,816.62
		Social Security – ER	6,816.62
		Social Security Adj – EE	.00
		Medicare – EE	1,892.34
		Medicare – ER	1,892.35
		Medicare Adj – EE	.00
		Medicare Surtax – EE	.00
		Medicare Surtax Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	8,093.91
		State Unemployment Insurance – EE	.00
		State Unemployment/Disability Ins – ER	.00
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	830.84
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		54,070.87
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		84,999.12		Total Liability
		Total Amount Debited From Your Account			139,069.99	139,069.99
	Bank Debits and Other Liability	Checks		.00		139,069.99
		Adjustments/Prepay/Voids		.00		139,069.99
	Taxes – Your Responsibility	None This Payroll
						139,069.99

ADP Statistical Summary Recap	THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch : Quarter Number : Service Center :	8235 2 070	Period Ending : Pay Date : Current Date :	04/20/2013 04/19/2013 04/16/2013	Week 16 Page 1

Net Pay	Checks					.00
	Direct Deposits					84,999.12
	Subtotal Net Pay						84,999.12
	Adjustments					.00
	Total Net Pay Liability (Net Cash)						84,999.12
Taxes			You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax				27,728.19
	Earned Income Credit Advances
	Social Security				6,816.62	6,816.62
	Medicare				1,892.34	1,892.35
	Medicare Surtax
	Federal Unemployment Tax
	Subtotal Federal				36,437.15	8,708.97	45,146.12
	Cobra Premium Assistance Payments
	Total Federal				36,437.15	8,708.97	45,146.12
State	CA State Income Tax				7,559.91
	CA State Unemployment/Disability	Ins-ER 6.2000
	CA State Disability Insurance-EE				830.84
	Subtotal CA				8,390.75		8,390.75
	IL State Income Tax				534.00
	IL State Unemployment/Disability	Ins-ER 8.9500
	Subtotal IL				534.00		534.00
	Total Taxes		.00	.00	45,361.90	8,708.97	54,070.87

	Amount ADP Debited From Account XXXXXX4729 Trans/ABA XXXXXXXXX							54,070.87	Excludes Taxes That Are Your Responsibility
Other Transfers	ADP Direct Deposit			84,999.12					24 Employee Transactions
	Amount ADP Debited From Account XXXXXX4729 Trans/ABA XXXXXXXXX							84,999.12
Total Amount ADP Debited From Your Accounts								139,069.99

ADP Statistical Summary Recap	THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch : Quarter Number : Service Center :	8235 2 070	Period Ending : Pay Date : Current Date :	04/20/2013 04/19/2013 04/16/2013	Week 16 Page 2

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

THQ, inc
Summary of unpaid post petition Debts
As of 4/30/2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	04/09/2013	37693336	P	ACCOUNTEMPS	04/09/2013	21		1,287.20
Bill	04/10/2013	37708261	P	ACCOUNTEMPS	04/10/2013	20		1,598.80
Bill	04/15/2013	37727447	P	ACCOUNTEMPS	04/15/2013	15		924.21
Bill	04/16/2013	37739834	P	ACCOUNTEMPS	04/16/2013	14		1,287.20
Bill	04/17/2013	37754666	P	ACCOUNTEMPS	04/17/2013	13		1,598.80
Bill	04/22/2013	37773727	P	ACCOUNTEMPS	04/22/2013	8		2,016.00
Bill	04/29/2013	37823248	P	ACCOUNTEMPS	04/29/2013	1		1,287.20
Bill	04/29/2013	37823247	P	ACCOUNTEMPS	04/29/2013	1		1,323.00
Credit	03/22/2013	25158745	P	ACCOUNTEMPS					-11,554.00
Credit	03/28/2013	25158746	P	ACCOUNTEMPS					-4,028.80
Bill	04/01/2013	1304645744	P	AKAMAI TECHNOLGOES, INC	04/01/2013	29		213.47
Bill	03/01/2013	1303637133	P	AKAMAI TECHNOLGOES, INC	03/01/2013	60			197.50
Bill	02/01/2013	1302628432	P	AKAMAI TECHNOLGOES, INC	02/01/2013	88				286.97
Bill	01/01/2013	1301619701	P	AKAMAI TECHNOLGOES, INC	01/01/2013	119					819.02
Bill	01/31/2013	13000650	P	ALEXANDER HOLBURN BEAUDIN & LANG	01/31/2013	89				1,449.28
Bill	04/03/2013	28076970	P	AMAZON WEB SERVICES	04/03/2013	27		4,717.57
Bill	03/03/2013	27648072	P	AMAZON WEB SERVICES	03/03/2013	58			4,312.90
Bill	02/03/2013	26674031	P	AMAZON WEB SERVICES	02/03/2013	86				5,203.15
Bill	01/03/2013	26504092	P	AMAZON WEB SERVICES	01/03/2013	117					2,199.10
Bill	02/02/2013	1181198	P	AMERICAN EXPRESS-771	02/02/2013	87				4,177.05
Bill	04/26/2013	281957	P	AMERICAN INTERNATIONAL RELOCATION SOL	04/26/2013	4		1,266.55
Bill	01/30/2013	900322204	P	ANDLAUER TRANSPORTATION SERVICES	01/30/2013	90				293.01
Bill	01/16/2013	900319332	P	ANDLAUER TRANSPORTATION SERVICES	01/16/2013	104					101.65
Bill	01/23/2013	900320546	P	ANDLAUER TRANSPORTATION SERVICES	01/23/2013	97					30.53
Bill	04/28/2013	18448	P	ANDREWS INTERNATIONAL INC	04/28/2013	2		8,722.90
Bill	04/29/2013	QE033113ROY	P	ARB STUDIOS LLC	04/29/2013	1		242.11
Credit	04/01/2013	81886517280213	P	AT&T-3834				-1,764.72
Credit	04/01/2013	96045627600213	P	AT&T-3834				-1,448.65
Credit	03/12/2013	81886509540	P	AT&T-3834					-60.37
Bill	01/08/2013	229	P	BABELFLUX, LLC	01/08/2013	112					45,000.00
Bill	04/29/2013	QE033113ROY	P	BIG ANT STUDIOS	04/29/2013	1		169.33
Bill	12/31/2012	1800021486	P	BLUE HORNET	12/31/2012	120					5,450.00
Bill	03/31/2013	1152771303311	P	BMC GROUP VDR LLC	03/31/2013	30		6,691.50
Bill	04/26/2013	WE04262013	P	BRENT D HARMON	04/26/2013	4		1,755.00

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	04/30/2013	120179	P	BROADRIDGE INVESTOR COMMUNICATION	04/30/2013		19,696.96
Bill	01/21/2013	100684	P	BRYAN M FRODENTE	01/21/2013	99					2,750.00
Bill	04/01/2013	12319402	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		510.77
Credit	04/01/2013	12319405	P	CANON FINANCIAL SERVICES INC				-161.11
Bill	04/01/2013	12540984	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,220.80
Bill	04/01/2013	12611801	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,220.80
Bill	04/01/2013	12540987	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,220.80
Bill	04/01/2013	12611804	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,220.80
Bill	04/01/2013	12540983	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,675.68
Bill	04/01/2013	12387725	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		1,308.86
Credit	04/01/2013	12540985CM	P	CANON FINANCIAL SERVICES INC				-547.05
Bill	04/01/2013	12387727	P	CANON FINANCIAL SERVICES INC	04/01/2013	29		494.11
Credit	04/01/2013	12387727REV	P	CANON FINANCIAL SERVICES INC				-938.68
Bill	04/12/2013	12683355	P	CANON FINANCIAL SERVICES INC	04/12/2013	18		2.80
Bill	04/12/2013	12683358	P	CANON FINANCIAL SERVICES INC	04/12/2013	18		1,220.80
Bill	02/10/2013	12540986	P	CANON FINANCIAL SERVICES INC	02/10/2013	79				1,579.44
Bill	02/10/2013	12540985	P	CANON FINANCIAL SERVICES INC	02/10/2013	79				1,178.26
Bill	12/31/2012	6216262	P	CBS INTERACTIVE INC	12/31/2012	120					883.15
Bill	04/25/2013	WE04262013	P	CHRISTOPHER BROWN	04/25/2013	5		620.00
Bill	02/27/2013	750039	P	CINLAT LOGISTICS, SA DE C. V.	02/27/2013	62				188.81
Bill	02/28/2013	750040	P	CINLAT LOGISTICS, SA DE C.V.	02/28/2013	61				125.01
Bill	04/09/2013	306705506094	P	CISCO SYSTEMS CAPITAL CORPORATIONS	04/09/2013	21		14,520.95
Bill	03/09/2013	302569406094	P	CISCO SYSTEMS CAPITAL CORPORATIONS	03/09/2013	52			14,520.95
Bill	02/09/2013	298317306094	P	CISCO SYSTEMS CAPITAL CORPORATIONS	02/09/2013	80				14,520.95
Bill	04/30/2013	1288788	P	COOLEY GODWARD KRONISH LLP	04/30/2013		6,868.71
Bill	03/27/2013	1279442	P	COOLEY GODWARD KRONISH LLP	03/27/2013	34			13,159.76
Bill	01/31/2013	1266488	P	COOLEY GODWARD KRONISH LLP	01/31/2013	89				2,673.26
Bill	02/28/2013	1273128	P	COOLEY GODWARD KRONISH LLP	02/28/2013	61				16,116.27
Bill	12/29/2012	75	P	CO-PEER RIGHT AGENCY SRL	12/29/2012	122					7,500.00
Bill	04/18/2013	74766526A0413	P	CORPORATION SERVICE COMPANY	04/18/2013	12		105.22
Bill	04/07/2013	APT450C	P	COX COMMUNICATIONS	04/07/2013	23		4,679.73
Credit	03/26/2013	APT450C0313	P	COX COMMUNICATIONS					-125.88
Bill	02/28/2013	CCHAPMANPHONE	P	Curtis Chapman	02/28/2013	61				78.60
Bill	04/19/2013	INVLAS84456	P	DEUTSCHE BANK NATIONAL TRUST CO	04/19/2013	11		1,500.00

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	03/28/2013	APAEXPREIMBURS	P	DLA PIPER LLP	03/28/2013	33			467,121.03
Bill	03/28/2013	DIPEXPREIMBURS	P	DLA PIPER LLP	03/28/2013	33			257,217.19
Bill	04/22/2013	40574		DLC	04/22/2013	8		4,800.00
Bill	04/29/2013	40676		DLC	04/29/2013	1		3,840.00
Bill	04/19/2013	WE04192013	P	DONALD DAILY	04/19/2013	11		3,825.00
Bill	04/26/2013	WE04262013	P	DONALD DAILY	04/26/2013	4		3,952.50
Bill	04/30/2013	2845344	P	ENVIRONMENT CONTROL	04/30/2013		226.44
Bill	04/01/2013	902751	P	ENVIRONMENT CONTROL	04/01/2013	29		390.00
Bill	04/25/2013	2845279	P	ENVIRONMENT CONTROL	04/25/2013	5		150.00
Bill	12/20/2012	0007651IN	P	ENVIRONMENTAL SERVICE CONCEPTS LLC	12/20/2012	131					356.96
Bill	04/01/2013	8413	P	EQUIS, LLC	04/01/2013	29		500.00
Bill	04/29/2013	QE1Q13ROY	P	EQUITY MANAGEMENT INC	04/29/2013	1		2,702.30
Bill	04/01/2013	218407476	P	FEDEX	04/01/2013	29		22. 55
Bill	04/01/2013	424495710	P	FEDEX	04/01/2013	29		85.03
Bill	04/01/2013	424672611	P	FEDEX	04/01/2013	29		35.15
Bill	04/01/2013	115618393	P	FEDEX	04/01/2013	29		14.53
Bill	04/01/2013	424863851	P	FEDEX	04/01/2013	29		70.04
Bill	04/01/2013	425020521	P	FEDEX	04/01/2013	29		83.33
Bill	04/16/2013	428475542	P	FEDEX	04/16/2013	14		21.21
Bill	04/17/2013	117263955	P	FEDEX	04/17/2013	13		107.52
Bill	04/19/2013	117315751	P	FEDEX	04/19/2013	11		107.52
Bill	04/22/2013	428910676	P	FEDEX	04/22/2013	8		41.10
Bill	04/23/2013	429044800	P	FEDEX	04/23/2013	7		34.76
Bill	04/25/2013	429280851	P	FEDEX	04/25/2013	5		9.54
Bill	04/26/2013	117562558	P	FEDEX	04/26/2013	4		14.80
Bill	04/29/2013	429459770	P	FEDEX	04/29/2013	1		207.73
Bill	12/23/2012	26757	P	FIVE ALARM SECURITY	12/23/2012	128					42.99
Bill	04/09/2013	215934	P	FLEX-PLAN SERVICES	04/09/2013	21		105.00
Bill	12/24/2012	U124642	P	FUTURE US, INC.	12/24/2012	127					3,837.25
Bill	12/24/2012	U124645	P	FUTURE US, INC	12/24/2012	127					3,837.25
Bill	04/29/2013	1Q13ROYOVERAGE	P	GAMES WORKSHOP LTD.	04/29/2013	1		126,046.69
Bill	04/29/2013	1Q13ROYOVERAG	P	GAMES WORKSHOP LTD.	04/29/2013	1		14,062.96
Bill	03/05/2013	1101626	P	GARDERE WYNNE SEWELL LLP	03/05/2013	56			2,283.12
Bill	02/19/2013	1100358	P	GARDERE WYNNE SEWELL LLP	02/19/2013	70				1,776.50
Bill	04/23/2013	9034200623	P	GLOBAL CROSSING TELECOMMUNICATCINCIN	05/03/2013		14,709.08
Bill	04/30/2013	10513	P	GREYSAN TECHNOLOGIES, LLC	04/30/2013		13,000.00
Bill	04/29/2013	QE033113ROY	P	HOMEGROWN SOFTWARE LIMITED	04/29/2013	1		425.65
Bill	04/30/2013	1741982062	P	INTERCALL, INC.	04/30/2013		128.56

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	04/01/2013	B113107699R	P	INTERNAP NETWORK SERVICE CORPORATION	04/01/2013	29		16,175.66
Bill	03/05/2013	10000000016524	P	Jeffrey Godfrey	03/05/2013	56			54.84
Bill	03/05/2013	10000000016523	P	Jeffrey Godfrey	03/05/2013	56			54.77
Bill	04/26/2013	WE04262013	P	JESSICA PETERS	04/26/2013	4		1,760.00
Bill	02/25/2013	USKCC500591	P	KURTZMAN CARSON CONSULTANTS LLC	02/25/2013	64				100,380.28
Bill	01/25/2013	LDPL2012TH221	P	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	95					5,775.00
Bill	01/25/2013	LDPL2012TH220	P	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	95					2,121.88
Bill	05/18/2012	31983545	P	LEXIS-NEXIS	05/18/2012	347					198.58
Bill	02/21/2013	137495384	P	LIVINGSTON INTERNATIONAL, INC.	02/21/2013	68				205.68
Bill	12/14/2012	712444242	P	LIVINGSTON INTERNATIONAL, INC.	12/14/2012	137					38.51
Bill	12/19/2012	451031514	P	LIVINGSTON INTERNATIONAL, INC	12/19/2012	132					1,363.47
Bill	01/02/2013	451039086	P	LIVINGSTON INTERNATIONAL, INC.	01/02/2013	118					295.09
Bill	01/07/2013	403875108	P	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	113					640.06
Bill	01/07/2013	451037446	P	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	113					125.94
Bill	01/07/2013	310123292	P	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	113					66.12
Bill	01/07/2013	403884083	P	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	113					58.21
Bill	01/11/2013	436345074	P	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	109					487.26
Bill	01/11/2013	310126394	P	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	109					75.66
Bill	01/11/2013	310126396	P	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	109					66.35
Bill	01/11/2013	815240747	P	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	109					57.73
Bill	01/11/2013	815240762	P	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	109					57.72
Bill	01/13/2013	451045781	P	LIVINGSTON INTERNATIONAL, INC.	01/13/2013	107					798.12
BIll	01/18/2013	403886872	P	LIVINGSTON INTERNATIONAL, INC.	01/18/2013	102					2,622.80
Credit	01/18/2013	01032013DEP	P	LIVINGSTON INTERNATIONAL, INC.							-1,014.70
Credit	01/18/2013	01082013DEP	P	LIVINGSTON INTERNATIONAL, INC.							-2,029.40

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Credit	01/16/2013	01162013DEP	P	LIVINGSTON INTERNATIONAL INC.							-3,044.10
Credit	01/18/2013	01092013DEP	P	LIVINGSTON INTERNATIONAL, INC.							-5.073.50
Credit	01/18/2013	01162013DEP	P	LIVINGSTON INTERNATIONAL, INC.							-7,102.90
Bill	01/21/2013	451058340	P	LIVINGSTON INTERNATIONAL, INC.	01/21/2013	99					819.10
Bill	01/23/2013	451053650	P	LIVINGSTON INTERNATIONAL, INC.	01/23/2013	97					347.69
Bill	04/29/2013	QE033113ROY	P	MACHINIMA, INC	04/29/2013	1		15.436.19
Bill	12/16/2012	H3707716	P	MAIL FINANCE, INC	12/16/2012	135					2,195.15
Bill	04/26/2013	WE04262013	P	MARLA H PARK	04/26/2013	4		2,340.00
Credit	01/03/2013	370104461	P	MARSH CANADA LIMITED							-9,450.00
Credit	04/24/2013	Wireretainer	P	MBSG				-600.00
Bill	04/01/2013	1304LG2438	P	MCCOLLISTER'S TRANSPORTATION GROUP	04/01/2013	29		105.00
Bill	04/04/2013	MCG036863	P	MCCOLLISTER'S TRANSPORTATION GROUP	04/04/2013	26		650.00
Bill	01/31/2013	663010355	P	MEDIA CONTROL GFK INTERNATIONAL GMB	01/31/2013	89				8,648.99
Bill	12/28/2012	662120443	P	MEDIA CONTROL GFK INTERNATIONAL GMB	12/28/2012	123					2,845.49
Bill	04/01/2013	4295490	P	MICROSOFT LICENSING, INC	04/01/2013	29		30,105.51
Bill	04/02/2013	6130094319	P	MICROSOFT LICENSING, INC	04/02/2013	28		1,650,405.00
Bill	03/08/2013	4295489	P	MICROSOFT LICENSING, INC	03/08/2013	53			30,105.51
Bill	02/03/2013	6130090680	P	MICROSOFT LICENSING, INC	02/03/2013	86				123,547.50
Bill	02/03/2013	6130090675	P	MICROSOFT LICENSING, INC	02/03/2013	86				31,100.00
Bill	02/03/2013	6130090534	P	MICROSOFT LICENSING, INC	02/03/2013	86				17,640.00
Bill	02/03/2013	6130090674	P	MICROSOFT LICENSING, INC	02/03/2013	86				7,035.00
Credit	12/24/2012	25157956	P	MICROSOFT LICENSING, INC							-548,750.00
Bill	01/02/2013	6130089697	P	MICROSOFT LICENSING, INC	01/02/2013	118					434,750.00
Bill	01/02/2013	6130089687	P	MICROSOFT LICENSING, INC	01/02/2013	118					114,000.00
Bill	01/02/2013	4295488	P	MICROSOFT LICENSING, INC	01/02/2013	118					30,105.51
Bill	01/02/2013	6130089618	P	MICROSOFT LICENSING, INC	01/02/2013	118					29,184.00
Credit	01/03/2013	25158017	P	MICROSOFT LICENSING, INC.							-154,647.50
Credit	01/04/2013	25158019	P	MICROSOFT LICENSING, INC.							-7,035.00
Bill	04/30/2013	INV23741	P	MILLENIUM BUSINESS SOLUTIONS GROUP (MB	04/30/2013		175.00
Bill	04/23/2013	INV23703A	P	MILLENIUM BUSINESS SOLUTIONS GROUP (MB	04/23/2013	7		525.50
Bill	03/01/2013	301130001	P	MILLER ADVERTISIG AGENCY INC	03/01/2013	60			15,975.13
Bill	01/10/2013	XN00182	P	MINE LOADER CO, LTD	01/10/2013	110					57,838.50

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	02/20/2013	288569	P	MITCHELL SILBERBERG & KNUPP LLP	02/20/2013	69				2,566.50
Bill	01/15/2013	287048	P	MITCHELL SILBERBERG & KNUPP LLP	01/15/2013	105					348.13
Bill	02/27/2013	5213017	P	MORRISON & FOERSTER LLP	02/27/2013	62				180.00
Bill	12/26/2012	V370432	P	MULTI PACKAGING SOLUTIONS	12/26/2012	125					3,272.50
Bill	03/19/2013	2427	P	MYINTERNETSERVICES.COM, LLC	03/19/2013	42			3,502.00
Bill	02/18/2013	2422	P	MYINTERNETSERVICES.COM, LLC	02/18/2013	71				3,502.00
Bill	01/18/2013	1163	P	MYINTERNETSERVICES.COM, LLC	01/18/2013	102					12,380.00
Bill	01/18/2013	2417	P	MYINTERNETSERVICES.COM, LLC	01/18/2013	102					3,502.00
Bill	02/26/2013	1239839	P	NORTON ROSE	02/26/2013	63				6,151.73
Bill	02/26/2013	1239836	P	NORTON ROSE	02/26/2013	63				728.74
Bill	02/26/2013	1239838	P	NORTON ROSE	02/26/2013	63				443.96
Bill	01/17/2013	1586	P	OBSIDIAN ENTERTAINMENT	01/17/2013	103					55,000.00
Bill	04/01/2013	THQ173MO	P	ONESITE, INC	04/01/2013	29		3,000.00
Bill	01/01/2013	42002272	P	ORACLE AMERICA, INC	01/01/2013	119					91,091.47
Bill	01/08/2013	THQ010813	P	ORIGINAL FORCE 3D ANIMATION STUDIO	01/08/2013	112					71,947.70
Bill	12/20/2012	8FLRENT0113	P	OXFORD REALTY & HOLDING LLC	12/20/2012	131					19,316.15
Bill	12/20/2012	KAOSOPS0113	P	OXFORD REALTY & HOLDING LLC	12/20/2012	131					3,953.92
Bill	12/20/2012	KAOSUTIL0113	P	OXFORD REALTY & HOLDING LLC	12/20/2012	131					400.00
Bill	12/20/2012	3689	P	PETROL ADVERTISING, INC	12/20/2012	131					68,700.00
Bill	12/20/2012	3686	P	PETROL ADVERTISING, INC	12/20/2012	131					14,000.00
Bill	12/20/2012	3690	P	PETROL ADVERTISING, INC	12/20/2012	131					12,750.63
Bill	12/20/2012	3688	P	PETROL ADVERTISING, INC	12/20/2012	131					3,326.25
Bill	01/10/2013	3722	P	PETROL ADVERTISING, INC	01/10/2013	110					28,000.00
Bill	12/14/2012	3544	P	PIED PRODUCTIONS, INC.	12/14/2012	137					4,860.00
Bill	04/29/2013	QE033113ROY	P	PIPEWORKS SOFTWARE	04/29/2013	1		78.50
Bill	01/18/2013	1791	P	PLASTIC WAX PTY LTD	01/18/2013	102					150,000.00
Credit	03/07/2013	XA370	P	PLAYERS AND DRIVERS GROUP SA DE CV					-1,330.10
Bill	01/15/2013	A370	P	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	105					1,339.75
Bill	01/15/2013	A369	P	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	105					718.60
Bill	01/15/2013	A370	P	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	105					447.33
Bill	04/29/2013	QE033113ROY	P	PUNCH ENTERTAINMENT, INC-V	04/29/2013	1		271.88
Bill	04/13/2013	60226410020513	P	QWEST CORPORATION	04/13/2013	17		312.20
Bill	04/19/2013	60223013000513	P	QWEST CORPORATION	04/19/2013	11		39.52
Bill	04/19/2013	60223077620513	P	QWEST CORPORATION	04/19/2013	11		279.17

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	04/23/2013	1257539497	P	QWEST CORPORATION	04/23/2013	7		440.66
Credit	12/26/2012	60295486390	P	QWEST CORPORATION							-581.10
Bill	04/30/2013	230087072	P	RECORDS EXPRESS OF CALIFORNIA, LLC	04/30/2013		8,004.39
Bill	04/15/2013	RGP0540868	P	RESOURCES GLOBAL PROFESSIONALS	04/15/2013	15		2,295.00
Bill	04/22/2013	RGP0542030	P	RESOURCES GLOBAL PROFESSIONALS	04/22/2013	8		2,362.50
Bill	04/29/2013	RGP0543250	P	RESOURCES GLOBAL PROFESSIONALS	04/29/2013	1		2,632.50
Bill	04/08/2013	INV00006397	P	RIGHT SCALE, INC	04/08/2013	22		1,767.86
Bill	03/07/2013	1NV00005354	P	RIGHT SCALE, INC	03/07/2013	54			1,701.04
Credit	03/11/2013	INV00005368	P	RIGHT SCALE, INC					-1,745.44
Bill	02/05/2013	INV00004293	P	RIGHT SCALE, INC	02/05/2013	84				1,695.65
Bill	04/01/2013	6008249796	P	SAP AMERICA INC	04/01/2013	29		83,515.81
Bill	04/29/2013	QE033113ROY	P	SEED STUDIO WEST, INC	04/29/2013	1		3,911.91
Bill	04/01/2013	22198284	P	SHOREWOOD PACKAGING	04/01/2013	29		806.78
Credit	03/19/2013	25158747	P	SHOREWOOD PACKAGING					-30,682.50
Bill	03/2212013	22197713	P	SHOREWOOD PACKAGING	03/22/2013	39			20,544.08
Bill	03/26/2013	22197910	P	SHOREWOOD PACKAGING	03/26/2013	35			11,331.25
Credit	03/28/2013	25158748	P	SHOREWOOD PACKAGING					-2,018.73
Bill	04/01/2013	498526	P	SMS SYSTEMS MAINTENANCE SERVICES	04/01/2013	29		902.00
Bill	04/05/2013	3603238	P	SONY DISC MANUFACTURING	04/05/2013	25		14,264.50
Bill	04/12/2013	04122013DUMMYINV	P	SONY DISC MANUFACTURING	04/12/2013	18		11,115.50
Credit	04/12/2013	04122013CM	P	SONY DISC MANUFACTURING				-11,115.50
Credit	03/20/2013	25158742	P	SONY DISC MANUFACTURING					-1,402,827.60
Bill	03/26/2013	3592037	P	SONY DISC MANUFACTURING	03/26/2013	35			424,293.00
Bill	03/26/2013	3592148	P	SONY DISC MANUFACTURING	03/26/2013	35			320,250.00
Bill	03/26/2013	3592033	P	SONY DISC MANUFACTURING	03/26/2013	35			127,470.00
Bill	03/26/2013	3592038	P	SONY DISC MANUFACTURING	03/26/2013	35			109,655.70
Bill	03/26/2013	3592036	P	SONY DISC MANUFACTURING	03/26/2013	35			103,614.90
Bill	03/26/2013	3592039	P	SONY DISC MANUFACTURING	03/26/2013	35			48,672.00
Bill	03/26/2013	3592147	P	SONY DISC MANUFACTURING	03/26/2013	35			45,792.00
Bill	04/18/2013	23522510860413	P	SOUTHERN CALIFORNIA EDISON CO.	04/18/2013	12		27.54
Bill	02/28/2013	65019620	P	STARCOM MEDIAVEST GROUP INC	02/28/2013	61				150,000.00
Bill	01/09/2013	650018951	P	STARCOM MEDIAVEST GROUP INC	01/09/2013	111					62,903.23
Bill	04/29/2013	QE033113ROY	P	TEAM 17 SOFTWARE LIMITED	04/29/2013	1		9,791.35
Bill	04/29/2013	033113ROY	P	TEAM 17 SOFTWARE LIMITED	04/29/2013	1		72.22
Bill	04/17/2013	8796	P	TECHNICAL SYSTEMS LLC	04/17/2013	13		306.09

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	03/19/2013	4853930	P	TECHNICOLOR	03/19/2013	42			324.68
Bill	04/03/2013	4856763	P	TECHNICOLOR Payment	04/03/2013	27		57,665.70
Bill	04/09/2013	040913DUMMYINV	P	TECHNICOLOR Payment	04/09/2013	21		720.30
Bill	03/07/2013	4851347	P	TECHNICOLOR Payment	03/07/2013	54			1,416.00
Bill	03/07/2013	4851346	P	TECHNICOLOR Payment	03/07/2013	51			345.63
Credit	03/22/2013	25158744	P	TECHNICOLOR Payment					-452,733.78
Bill	03/26/2013	4854920	P	TECHNICOLOR Payment	03/26/2013	35			143,184.00
Bill	03/28/2013	4855455	P	TECHNICOLOR Payment	03/28/2013	33			41,116.56
Bill	03/29/2013	4856215	P	TECHNICOLOR Payment	03/29/2013	32			84,752.91
Bill	03/29/2013	4856214	P	TECHNICOLOR Payment	03/29/2013	32			9,727.64
Bill	03/29/2013	4856213	P	TECHNICOLOR Payment	03/29/2013	32			7,328.30
Bill	03/29/2013	4856217	P	TECHNICOLOR Payment	03/29/2013	32			943.09
Bill	03/29/2013	4856216	P	TECHNICOLOR Payment	03/29/2013	32			672.35
Bill	03/30/2013	4856237	P	TECHNICOLOR Payment	03/30/2013	31			210,047.22
Bill	04/09/2013	455119160	P	TELEPACIFIC COMMUNICATIONS	04/09/2013	21		2,326.11
Credit	04/09/2013	455119160CM	P	TELEPACIFIC COMMUNICATIONS				-383.62
Bill	03/09/2013	447088770	P	TELEPACIFIC COMMUNICATIONS	03/09/2013	52			3,160.34
Credit	12/09/2012	422025890CM	P	TELEPACIFIC COMMUNICATIONS							-51.39
Bill	04/01/2013	T100021224	P	TERREMARK NORTH AMERICA, INC	04/01/2013	29		14,405.00
Bill	03/01/2013	T100018811	P	TERREMARK NORTH AMERICA, INC	03/01/2013	60			14,457.00
Bill	03/25/2013	T100020882	P	TERREMARK NORTH AMERICA, INC	03/25/2013	36			52.00
Bill	03/27/2013	41631	P	THE ABERNATHY MACGREGOR GROUP, INC	03/27/2013	34			5,901.50
Bill	02/28/2013	41511	P	THE ABERNATHY MACGREGOR GROUP, INC	02/28/2013	61				2,615.15
Bill	04/29/2013	QE033113ROY	P	THE BEANSTALK GROUP LLC	04/29/2013	1		2,585.30
Bill	04/01/2013	91195333	P	THOMSON FINANCIAL	04/01/2013	29		25,101.00
Bill	01/30/2013	QTREND123112	P	THQ WIRELESS INTERNATIONAL S.A.R.L.	01/30/2013	90				230.54
Bill	04/26/2013	WE04262013	P	TODD BARRELLA	04/26/2013	4		3,202.15
Bill	04/29/2013	QE033113ROY	P	TRANSAVISION LIMITED	04/29/2013	1		66,468.46
Bill	01/17/2013	R029470	P	UNTERHALTUNGSSOFTWARE	01/17/2013	103					1,922.25
Bill	01/21/2013	R029488	P	UNTERHALTUNGSSOFTWARE	01/21/2013	99					332.95
Bill	04/21/2013	4000052568	P	VERISIGN, INC	04/21/2013	9		2,395.00
Bill	01/01/2013	21985	P	VISIBLE TECHNOLOGIES, INC	01/01/2013	119					6,100.00
Bill	04/29/2013	QE033113	P	WARNER CHAPPELL MUSIC INC	04/29/2013	1		1,085.85
Bill	04/30/2013	INV024901	P	WEB FILINGS, LLC	04/30/2013		4,356.80
Bill	02/21/2013	20130002565	P	WEIL, GOTSHAL & MANGES, LLP	02/21/2013	68				876.00
Bill	01/23/2013	THQ2013012301	P	WINKING ENTERTAINMENT (HK) LIMITED	01/23/2013	97					41,181.96

9:17 AM    THQ, Inc
06/14/13    A/P Aging Detail
    As of April 30, 2013

Type	Date	Num		Name	Due Date	Aging	Current	1 – 30	31 - 60	61 – 90	> 90
Bill	01/28/2013	THQ2013012802	P	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	92					23,220.00
Bill	01/28/2013	THQ2013012801	P	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	92					14,300.51
Bill	04/29/2013	WWELIC033113	P	WORLD WRESTLING ENTERTAINMENT INC	04/29/2013	1		786,141.75
Bill	12/20/2012	85231	P	WORLD WRESTLING ENTERTAINMENT INC	12/20/2012	131					2,000.00
Bill	12/31/2012	84699	P	WORLD WRESTLING ENTERTAINMENT INC	12/31/2012	120					49,456.52
Bill	12/31/2012	85384	P	WORLD WRESTLING ENTERTAINMENT INC	12/31/2012	120					2,000.00
Bill	04/07/2013	258398914	P	XO COMMUNICATIONS	04/07/2013	23		44,446.41
Bill	04/29/2013	QE1Q13ROY	P	YAMAHA MOTOR COMPANY, LTD	04/29/2013	1		7,032.80
Bill	04/29/2013	QE033113ROY	P	ZUFFA. LLC	04/29/2013	1		271,435.93
				Total AP aging post petition as of 4/30/2013			$67,165.94	$3,352,026.65	$638,150.69	$507,194.28	$769,714.10	$5,334,251.66

In re THQ Inc    Case No.         12-13398
    Reporting Period     4/30/2013

ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	$28,101,347
+ Amounts billed during the period	7,867,125
- Amounts collected during the period	(7,518,557)
- Write-offs*	(8,628,590)
Total Accounts Receivable at the end of the reporting period	$19,821,324

*As noted in both the balance sheet and profit & loss statements, reserves were also written off and were in excess of the write-off of gross receivables.
Note: These balances reflect Gross Accounts Receivable.

In re THQ Inc    Case No.         12-13398
    Reporting Period as of 4/30/2013

THQ, Inc. – Balance Summary Aging as of April 30, 2013
Company Code 0010

Note: Due to the transition to a new accounting system, THQ cannot produce an accurate aging at this time.

In re THQ Inc.    Case No. 12-13398
    Reporting Period 4/30/2013
Debtor Questionnaire

		Yes	No
1
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.
Pursuant to Court order [D.I. 545], fixed assets present in the 29903 Agoura Road office were sold to the landlord in April 2013. In exchange, the estate will receive use of the office without rent payments through August 2013.
X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below. Returns have either been timely filed or timely extended.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X